Exhibit 10.2




                            STOCK OPTION AGREEMENT
                                     UNDER
                       REFAC'S 2003 STOCK INCENTIVE PLAN


         STOCK OPTION AGREEMENT (this "Agreement") entered into as of June 20, 2005, pursuant to the REFAC 2003 Stock Incentive Plan (the "Plan"), by and between REFAC, a Delaware corporation, and J. David Pierson (the "Optionee"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan.

         WHEREAS, simultaneously with the execution of this Agreement, the Optionee is entering into an employment agreement with REFAC (the "Employment Agreement"); and

         WHEREAS, REFAC desires, by affording the Optionee an opportunity to purchase shares of its Stock as hereinafter provided and subject to the terms and conditions hereof, to carry out the purpose of the Plan;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed and do hereby agree as follows:

         1. Number of Shares. REFAC hereby grants to the Optionee an Incentive Stock Option (the "Option") to purchase an aggregate of 150,000 shares of Stock, subject to adjustment as provided in Section 2 hereof, on the terms and conditions herein set forth. To the extent the Option does not qualify as an Incentive Stock Option under the Code, it shall be treated as a Nonqualified Stock Option.

         2. Adjustments. In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the Optionee hereunder, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of
(i) the number and kind of shares of stock issued or issuable in respect of the Option, and (ii) the Exercise Price (as defined below) of the Option.

         3. Option Price. The purchase price of the Stock subject to the Option shall be $4.92 per share (the "Exercise Price"), subject to adjustment as provided in Section 2 hereof.

         4. Term and Exercisability of Option.

         (a) Unless the Option is previously cancelled pursuant to this Agreement, the Option Term shall commence on the date hereof (the "Date of Grant") and terminate on the fifth anniversary of the Date of Grant. Upon the termination of the Option, all rights of the Optionee hereunder shall cease.

         (b) Exercisability of Option. The Option shall be exercisable as to 33 1/3% of the aggregate number of shares covered hereby upon the Date of Grant. Subject to Section 6 hereof, the Option will become exercisable in cumulative fashion as to 33 1/3% of the aggregate number of shares of Stock covered hereby on the first and second anniversaries of the Date of Grant. Subject to Section 6 hereof, the right of the Optionee to purchase shares with respect to which this Option has become exercisable as herein provided may be exercised in whole or in part at any time or from time to time, prior to the fifth anniversary of the Date of Grant.

         5. Payment. Upon the exercise of all or any portion of the Option, the Exercise Price of the shares being purchased shall be paid in full either
(a) in cash or by check, (b) by tendering previously acquired shares of Stock, that if acquired from REFAC has been held by the Optionee for at least six months, having an aggregate fair market value at the time of exercise equal to the total Exercise Price, (c) by a combination of (a) and (b), or (d) with approval by the Board, through a broker cashless exercise procedure, if such procedure has been established by REFAC at the time of exercise.

         6. Termination.

         (a) In the event that the Optionee's employment with REFAC is terminated (i) by the Optionee for Good Reason (as defined in the Employment Agreement), (ii) by the Company without Cause (as defined in the Employment Agreement) or (iii) due to the Optionee's death or Disability (as defined in the Employment Agreement), then the Option shall immediately become exercisable as to all shares subject thereto and shall remain exercisable by the Optionee (or his heirs, distributees, or legal representatives, as applicable) for the remainder of the term of the Option and shall thereafter expire.

         (b) In the event that the Optionee's employment with REFAC shall be terminated by REFAC for Cause (as defined in the Employment Agreement) prior to the expiration of the term of the Employment Agreement, then the Option shall immediately terminate as to any shares subject thereto.

         (c) In the event that the Optionee's employment with REFAC is terminated on or after the expiration of the Term of the Employment Agreement (as defined in the Employment Agreement), then the Option which by its terms shall be fully vested may be exercised by the Optionee for ninety days following the termination of his employment. Upon expiration of such ninety-day period, any unexercised portion of the Option shall terminate in full.

         (d) In the event that the Optionee's employment with REFAC is terminated for any reason other than those described in (a), (b) and (c), then the Option shall immediately terminate as to any shares that have not previously become exercisable as of the date of the Optionee's termination of employment. Any portion of the Option that is exercisable as of the date of the Optionee's termination of employment may be exercised by the Optionee for ninety days following the termination of his employment. Upon expiration of such ninety-day period, any unexercised portion of the Option shall terminate in full.

         (e) Notwithstanding anything to the contrary in this Section 6, the Option shall not be exercisable later than the date of its termination as set forth in Section 4(a) hereof.

         7. Rights of Optionee.

         (a) The Optionee shall have none of the rights of a stockholder with respect to the shares covered by the Option until the shares are issued or transferred to such Optionee upon exercise of the Option.

         (b) The Option shall not interfere with or limit in any way the right the Board may have to terminate the employment of the Optionee with REFAC nor confer upon the Optionee any right to continue to be employed by REFAC.

         8. Nontransferability of Option. The Option shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee.

         9. Notification.

         (a) The Option shall be exercised by written notification of exercise substantially in the form of Exhibit A hereto and delivered to the Secretary of REFAC in accordance with subsection (c) of this Section 9. Such notification shall specify the number of shares of Stock to be purchased and the manner in which payment is to be made.

         (b) The Optionee shall notify the Company promptly following any sale of shares of Stock purchased pursuant to the exercise of the Option that is a "disqualifying disposition" within the meaning of section 421(b) of the Code.

         (c) Any notification required or permitted hereunder shall be addressed to REFAC, to the attention of the Secretary, One Bridge Plaza, Suite 550, Fort Lee, New Jersey 07024 or to the Optionee at the address set forth below, as the case may be, and deposited, postage prepaid, in the United States mail; provided, however, that a notification of exercise pursuant to subsection (a) of this Section 9 shall be effective only upon receipt by the Secretary of REFAC of such notification and all necessary documentation, including full payment for the shares. Either party may, by notification to the other given in the manner aforesaid, change the address for future notices.

         10. Tax Withholding. REFAC shall have the power and the right to require the Optionee to remit to it an amount sufficient to satisfy any Federal, state, local, employment and other taxes required by law to be withheld as a result of any taxable event arising in connection with the Option in accordance with the terms of the Plan.

         11. Conditions to Issuance. The Option and exercise of the Option, and the other obligations of REFAC under the Plan and the Option shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required. REFAC, in its discretion, may postpone the issuance or delivery of Stock under the Option as REFAC may consider appropriate and may require the Optionee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

         12. Incorporation of Plan; Governing Law; Interpretation.

         (a) The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Agreement are subject to all terms and conditions of the Plan. To the extent that any provision in this Agreement is inconsistent with the Plan, the provisions of the Plan shall control.

         (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws.

         (c) The Board shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its determination and decisions shall be final, conclusive and binding upon the Optionee and his legal representative in respect of any questions arising under the Plan or this Agreement.

         13. Miscellaneous.

         (a) This Agreement shall bind and inure to the benefit of REFAC, its successors and assigns, and the Optionee and his personal representatives and assigns.

         (b) The failure of REFAC to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

         (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. In the event that any signature is delivered via facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original signature.

         14. Amendment. This Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

         IN WITNESS WHEREOF, REFAC has caused this Agreement to be duly executed by its officer thereunder duly authorized and the Optionee has hereunto set his hand, all as of the day and year set forth above.

                                               REFAC


                                               By: /s/ Robert L. Tuchman
                                                  ------------------------
                                               Name:  Robert L. Tuchman
                                               Title: Chief Executive Officer

ACCEPTED:


/s/ J. David Pierson
----------------------------
J. David Pierson

Exhibit A
Page  1
INSERT DATE


                               NAME OF OPTIONEE
                              ADDRESS OF OPTIONEE
                               ________________
                                    _______

                      NOTICE OF EXERCISE OF STOCK OPTION
                     PURSUANT TO 2003 STOCK INCENTIVE PLAN

                                                         DATE

REFAC
One Bridge Plaza
Fort Lee, New Jersey 07024
Attn: Secretary

Gentlemen:

         Reference is made to the stock option that REFAC (the "Company") granted to me by Agreement dated __________. Let this letter serve as my Notice of Exercise of such option with respect to __________ shares of the Company's Common Stock at the exercise price of $__________ per share.

         I wish to make payment of the exercise price for the shares as indicated below (check one or more boxes):

                           ____ Cash; my check in the amount of $_________ is
                  enclosed herewith.

                           ____ Previously acquired shares of Stock;
                  __________ such shares with a total fair market value of $__________ are enclosed herewith.

                           ____ ["Broker cashless exercise"; I understand that
                  of the __________ shares I am purchasing by this method, the net number that I will receive is __________. Note: This method of exercise may not be permitted by the Board.]

         In exercising this stock option, if the option shares are not registered under the Securities Act of 1933, as amended, I hereby agree, warrant and represent to the Company that:

Exhibit A
Page 2
INSERT DATE


         1. The certificate evidencing said shares will bear the following legend in conspicuous type:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold, transferred, pledged, hypothecated or offered for sale in the absence of an effective registration statement relating to such shares under such Act or a written opinion of counsel to REFAC that such registration is not required."

         2. I am acquiring said shares for my investment account and do not have the present intention of reselling or distributing any of said shares.

         3. I have no contract, understanding, agreement, or arrangement with any person to sell or transfer to such person or to any third person any of said shares, and I have no present plan to enter into any such contract, understanding, agreement or arrangement.

         4. I do not presently have in mind any future sale or other disposition of any of said shares, upon the occurrence or nonoccurrence of any predetermined event or circumstance.

         5. I have had access to the Company's reports as filed with the Securities and Exchange Commission and to its press releases.

         6. I have sufficient knowledge and experience in financial and business matters to be able to evaluate the merits and risks of this investment and to bear the economic risks of this investment.

         7. I acknowledge that the Company has no obligation to issue a certificate evidencing any shares owned by me until the purchase price of said shares is fully paid as set forth herein.

         8 I am enclosing cash and/or a certified or bank check payable to the Company in an amount equal to the sum of any local, state and federal withholding taxes due.

                                                              Sincerely,


                                                              NAME OF OPTIONEE

Exhibit A
Page 3
INSERT DATE


                             REQUIRED INFORMATION
                             --------------------

Name and Address                            ____________________
                                            ____________________
                                            ____________________

Telephone Number                            ____________________
Social Security Number                      ____________________